EXHIBIT 10.54b

                               Motient Corporation
                              MR Acquisition Corp.
                              10802 Parkridge Blvd.
                           Reston, Virginia 20191-5416




                                 October 8, 2001





Rare Medium Group, Inc.
565 Fifth Avenue
29th Floor
New York, NY 10017
Attention:  General Counsel

                           RE:      Letter Agreement

Ladies and Gentlemen:

     Reference is hereby made to the letter agreement dated October 1, 2001 by and among Motient Corporation ("Acquiror"), MR Acquisition Corp. ("Merger Sub") and Rare Medium Group, Inc. (the "Company," which, along with Acquiror and Merger Sub, is sometimes hereinafter referred to collectively as the "Parties") (the "Letter Agreement").

     The Parties hereby acknowledge and agree that the date "October 8, 2001 wherever it appears in the Letter Agreement is amended to read "October 12, 2001."

     Except as expressly modified by this amendment, the Letter Agreement is hereby ratified and confirmed and shall remain in full force and effect. This amendment may be executed and delivered in two or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same amendment.

     This amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to any principles of conflicts of law.

     Please acknowledge your understanding of and agreement with the foregoing by signing this amendment in the space provided below.

                          Sincerely,

                          MOTIENT CORPORATION


                          By:/s/Walter V. Purnell, Jr.
                             -------------------------
                          Name:  Walter V. Purnell, Jr.
                          Title:  President and
                                  Chief Executive Officer

                          MR ACQUISITION CORP.


                          By:/s/Walter V. Purnell, Jr.
                          Name:  Walter V. Purnell, Jr.
                                 ----------------------
                          Title:  President


AGREED TO AND ACCEPTED
This 8th day of October, 2001

RARE MEDIUM GROUP, INC.


By:/s/Glenn Meyers
------------------
Name:  Glenn Meyers
Title:  Chairman and
        Chief Executive Officer